MANAGEMENT SUBSCRIPTION AND STOCK PURCHASE AGREEMENT

This Management Subscription and Stock Purchase Agreement (the “Agreement”) is entered into as of the 1st day of December, 2006, by and between Simmons Company, a Delaware corporation (the “Company”), and Gary S. Matthews (“Matthews”).

WHEREAS, the Company believes it to be in the best interests of the Company and its shareholders to take action to promote work-force stability, to reward performance and otherwise align employee interests with those of the Company; and

WHEREAS, the Matthews wish to purchase from the Company, and the Company wishes to issue and sell to Matthews shares of the Company’s class A common stock, par value $0.01 per share (“Class A Common Stock”).

NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement, the parties to this Agreement, intending to be legally bound, mutually agree as follows:

ARTICLE I

Purchase and Sale of Shares

1.1 Sale and Issuance of Shares. Subject to the terms and conditions of this Agreement, Matthews does hereby subscribe for and agree to purchase at the Closing (as defined below), and the Company does hereby agree to sell to Matthews at the Closing, 4,195.33 shares of Class A Common Stock (collectively, the “Shares”) for the total purchase price of $250,000 (the “Purchase Price”).

1.2 Closing. The issuance, sale and purchase of the shares of Class A Common Stock hereunder shall occur at 10:00 a.m. EDT on the date hereof (the “Closing”). Payment of the Purchase Price shall be made to the Company or its designees at the Closing by delivery of a wire transfer of same day funds denominated in U.S. dollars, unless otherwise mutually agreed in writing with the Company.

1.3 Assurances. Each of the parties hereto agrees to use all commercially reasonable efforts to bring about the fulfillment of the conditions precedent contained in this Agreement.

ARTICLE II

Representations and Warranties of the Company

The Company represents and warrants to Matthews that:

2.1 Organization and Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted.

2.2 Authorization. All corporate action on the part of the Company necessary for the authorization, execution, delivery and performance of this Agreement by the Company, and for the authorization, issuance and delivery of the Shares being sold under this Agreement, has been taken. This Agreement, when executed and delivered by all parties hereto, shall constitute the valid and legally binding obligation of the Company, except to the extent the enforceability thereof may be limited by bankruptcy laws, insolvency laws, reorganization laws, moratorium laws or other laws affecting creditors’ rights generally or by general equitable principles.

2.3 Validity of Shares. The Shares, when issued, sold and delivered in accordance with the terms of this Agreement, shall be duly and validly issued, and fully paid and nonassessable.

2.4 Securities Act. The sale of Shares in accordance with the terms of this Agreement (assuming the accuracy of the representations and warranties of Matthews contained in Article III hereof) is exempt from the registration requirements of the Securities Act of 1933, as amended (the “1933 Act”).

ARTICLE III

Representations, Warranties and Agreements of Matthews

3.1 Authorization. Matthews represents and warrants that this Agreement, when executed and delivered by him, will constitute his valid and legally binding obligation, except to the extent the enforceability thereof may be limited by bankruptcy laws, insolvency laws, reorganization laws, moratorium laws or other laws affecting creditors’ rights generally or by general equitable principles.

3.2 Investment Representations.

(a) This Agreement is made with Matthews in reliance upon his representation to the Company, which by his acceptance hereof, Matthews hereby confirms, that (i) the Shares to be received by him will be acquired by him for investment for his own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof in violation of applicable federal and state securities laws, (ii) he has no current intention of selling, granting participation in or otherwise distributing the same in violation of applicable federal and state securities laws, and (iii) his address is as set forth below. By executing this Agreement, Matthews further represents that he does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person, or to any third person, with respect to any of the Shares in violation of applicable federal and state securities laws.

(b) Matthews understands that the Shares have not been registered under the 1933 Act on the basis that the sale provided for in this Agreement and the issuance of securities hereunder is exempt from registration under the 1933 Act pursuant to Section 4(2) thereof and regulations issued thereunder, and that the Company’s reliance on such exemption is predicated on representations of Matthews set forth herein.

(c) Matthews represents that he is an “Accredited Investor” (as such term is defined under Regulation D of the 1933 Act) and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of his investment. Matthews further represents that he or she has had access, during the course of the transactions contemplated hereby and prior to his purchase of Shares, to the same kind of information that is specified in Part I of a registration statement under the 1933 Act and that he has had, during the course of the transactions contemplated hereby and prior to his purchase of the Shares, the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of the offering and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to him or to which he had access. Matthews understands that no federal or state agency has passed upon this investment or upon the Company, nor has any such agency made any finding or determination as to the fairness of this investment.

(d) Matthews understands that the Shares may not be sold, transferred or otherwise disposed of without registration under the 1933 Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Shares or an available exemption from registration under the 1933 Act, the Shares must be held indefinitely. Matthews must be prepared to bear the economic risk of this investment for an indefinite period of time. In particular, Matthews acknowledges that he is aware that the Shares may not be sold pursuant to Rule 144 promulgated under the 1933 Act unless all of the conditions of that Rule are met. Among the current conditions for use of Rule 144 by certain holders is the availability to the public of current information about the Company. Such information is not now available, and the Company has no current plans to make such information available. Matthews represents that, in the absence of an effective registration statement covering the Shares, he will sell, transfer or otherwise dispose of the Shares only in a manner consistent with his representations set forth herein and then only in accordance with the Securityholders’ Agreement referred to in Article VI.

(e) Independent of the additional restrictions on the transfer of shares of Class A Common Stock contained in the Securityholders’ Agreement referred to in Article VI, Matthews agrees that he will not make a transfer, disposition or pledge of any of the Shares other than pursuant to an effective registration statement under the 1933 Act, unless and until (i) he shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the disposition, and (ii) if requested by the Company, at the expense of Matthews or his transferee, he or she shall have furnished to the Company an opinion of counsel, reasonably satisfactory to the Company and its counsel, to the effect that such transfer may be made without registration of the Shares under the 1933 Act.

(f) Matthews acknowledges that this investment is not recommended for investors who have any need for a current return on this investment or who cannot bear the risk of losing their entire investment. Matthews acknowledges that: (i) he has adequate means of providing for his current needs and possible personal contingencies and has no need for liquidity in this investment; (ii) his commitment to investments which are not readily marketable is not disproportionate to his net worth; and (iii) his investment in the Shares will not cause his overall financial commitments to become excessive.

3.3 Legends; Stop Transfer.

(a) Matthews acknowledges that all certificates evidencing the Shares shall bear the following legend:

“TRANSFER RESTRICTED

The securities represented by this Certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, offered for sale, pledged or hypothecated in the absence of an effective registration statement as to the securities under said Act or an opinion of counsel satisfactory to the Company and its counsel that such registration is not required.”

(b) The certificates evidencing the Shares shall also bear any legend required by any applicable state securities law and the Securityholders’ Agreement.

(c) The Company shall make a notation regarding the restrictions on transfer of the Shares in its stock books, and the Shares shall be transferred on the books of the Company only if transferred or sold pursuant to an effective registration statement under the 1933 Act covering such Shares or pursuant to and in compliance with the provisions of Section 3.2(e) hereof. All shares of Class A Common Stock hereafter issued to Matthews shall bear the same endorsement, and shall be subject to all the terms and conditions of this Agreement. A copy of this Agreement, together with any amendments thereto, shall remain on file with the Secretary of the Company and shall be available for inspection to any properly interested person without charge within five (5) days after the receipt of a written request therefor by the Company.

ARTICLE IV

Conditions to Obligations of Matthews at Closing

The obligations of Matthews under Article I of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions:

4.1 Representations and Warranties. The representations and warranties of the Company contained in Article II hereof shall be true on and as of the Closing with the same force and effect as if they had been made at the Closing.

4.2 Performance. The Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it on or before the Closing.

4.3 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Closing.

ARTICLE V

Conditions to the Obligations of the Company at Closing

The obligations of the Company under Article I of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions:

5.1 Representations. The representations, warranties and agreements of Matthews contained in Article III hereof shall be true on and as of the Closing Date with the same force and effect as if they had been made at the Closing.

5.2 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Closing.

5.3 Performance. Matthews shall have performed in all material respects all of his obligations and materially complied with each and all of his covenants required to be performed or complied with on or prior to the Closing, including without limitation the execution and delivery of the agreements and undertakings provided for in this Agreement.

ARTICLE VI

Mutual Conditions Precedent

The obligations of the Company and Matthews under Article I of this Agreement are subject to the fulfillment on or before the Closing of the following condition:

6.1 Securityholders’ Agreement and Registration Rights Agreement. The Company and Matthews shall have executed and delivered a counterpart signature page to that certain Securityholders’ Agreement and that certain Registration Rights Agreement by and among the Company and the other parties thereto, so that Matthews shall be entitled to the rights and subject to the obligations of a “Senior Manager” thereunder as of the date hereof.

ARTICLE VII

Miscellaneous

7.1 No Waiver; Modifications in Writing. This Agreement sets forth the entire understanding of the parties, and supersedes all prior agreements, arrangements and communications, whether oral or written, with respect to the subject matter hereof. No waiver of or consent to any departure from any provision of this Agreement shall be effective unless signed in writing by the party entitled to the benefit thereof, provided that notice of any such waiver shall be given to each party hereto as set forth below. Except as otherwise provided herein, no amendment, modification or termination of any provision of this Agreement shall be effective against the Company or Matthews unless signed in writing by or on behalf of the Company and Matthews. Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by the Company from the terms of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement, no notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.

7.2 Notices. All notices and other communications necessary or contemplated under this Agreement shall be in writing and shall be delivered in the manner specified herein or, in the absence of such specification, shall be deemed to have been duly given when delivered by hand, one day after sending by overnight delivery service, or three days after sending by certified mail, postage prepaid, return receipt requested to the respective addresses of the parties set forth below:

If to Matthews: Gary S. Matthews

130 Lower Cross Road

Greenwich, CT 06831

If to the Company: Simmons Company
One Concourse Parkway, Suite 800
Atlanta, GA 30328
Attention: Chief Financial Officer and General Counsel

With a copy to: Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110
Attention: Scott Schoen
                Todd Abbrecht
George Taylor

By notice complying with the foregoing provisions of this Section 7.2, each party shall have the right to change the mailing address for future notices and communications to such party.

7.3 Costs, Expenses and Taxes. The Company and Matthews shall pay their own costs and expenses incurred in connection with this Agreement, the Securityholders’ Agreement and the Registration Rights Agreement, any amendment or supplement to or modification of any of the foregoing, and any and all other documents furnished pursuant hereto or thereto or in connection herewith or therewith. The Company shall pay any and all stamp, transfer and other similar taxes payable or determined to be payable in connection with the execution and delivery of this Agreement or the original issuance of the Shares but excluding all federal, state and local income or similar taxes and shall save and hold Matthews harmless from and against any and all liabilities with respect to or resulting from any delay in paying, or omission to pay, such taxes.

7.4 Execution of Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.

7.5 Binding Effect; Assignment. The rights and obligations of Matthews under this Agreement may not be assigned to any other person. Except as expressly provided in this Agreement, this Agreement shall not be construed so as to confer any right or benefit upon any person other than the parties to this Agreement, and their respective successors and assigns. This Agreement shall be binding upon the Company and Matthews, and their respective successors and assigns.

7.6 Governing Law. This Agreement shall be governed by the laws of the State of Delaware as to all matters, including but not limited to matters of validity, construction, effect, performance and remedies.

7.7 Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

7.8 Exhibits and Headings. All Exhibits to this Agreement shall be deemed to be a part of this Agreement. The Article and Section headings used or contained in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

7.9 Injunctive Relief. Each of the parties to this Agreement hereby acknowledges that in the event of a breach by any of them of any material provision of this Agreement, the aggrieved party may be without an adequate remedy at law. Each of the parties therefore agrees that, in the event of a breach of any provision of this Agreement, the aggrieved party may elect to institute and prosecute proceedings to enforce specific performance or to enjoin the continuing breach of such provision, as well as to obtain damages for breach of this Agreement. By seeking or obtaining any such relief, the aggrieved party will not be precluded from seeking or obtaining any other relief to which it may be entitled.

7.10 Survival of Agreements, Representations and Warranties. All agreements, representations and warranties contained herein or made in writing by or on behalf of the Company or Matthews, as the case may be, in connection with the transactions contemplated by this Agreement shall survive the execution and delivery of this Agreement and the sale and purchase of the Shares and payment therefor.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as an instrument under seal, as of the date first above written.

SIMMONS COMPANY

By: /s/William S. Creekmuir
  _____________________________
William S. Creekmuir
Executive Vice President and Chief Financial Officer

                                    /s/ Gary S. Matthews
_______________________________
Gary S. Matthews